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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                     DECEMBER 30, 1996 (DECEMBER 18, 1996)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


          NEW JERSEY              33-46509             22-2822175
(State of other jurisdiction    (Commission         (IRS Employer
       of incorporation)         File Number)      Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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                                 MEDAREX, INC.
                                 -------------

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


Item 5.      Other Events.......................................  3

Item 7.      Financial Statements and Exhibits..................  3

Signature.......................................................  4

                                       2
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          ITEM 5.  OTHER EVENTS.

          On December 18, 1996, Houston Biotechnology Incorporated, a Delaware corporation ("HBI"), entered into an Agreement and Plan of Merger with Medarex, Inc., a New Jersey corporation ("Medarex"), and Medarex Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Medarex ("Merger Sub"), pursuant to which (i) Merger Sub will be merged with and into HBI (the "Merger") and HBI will become a wholly-owned subsidiary of Medarex and (ii) each share of common stock, par value $0.01 per share, of HBI shall be converted into the right to receive 0.182 shares of Medarex common stock, par value $0.01 per share (the "Medarex Common Stock").

          Pending consummation of the Merger, Medarex has agreed to fund the pending operations of HBI. In connection therewith, Medarex has loaned HBI $500,000 to be used exclusively for operating expenses in the ordinary course. In addition, Medarex has agreed to loan an additional $250,000 to HBI on January 15, 1997. The loans are evidenced by Convertible Notes and, in certain circumstances, are convertible into shares of common stock of HBI. As security for payment of the loans by HBI, HBI has granted to Medarex an exclusive, transferable, perpetual license to use, further develop, manufacture, sell and otherwise commercialize HBI's 4197X-RA immunotoxin product in North America.
The license shall be held in escrow and delivered to Medarex only upon certain events of default, as set forth in the Convertible Notes evidencing the loans.

          Consummation of the Merger is subject to the satisfaction of certain conditions, including approval of HBI's stockholders, registration under the Securities Act of 1933, as amended, of the shares of Medarex Common Stock to be issued in the Merger and listing of the shares of Medarex Common Stock on the Nasdaq National Market. It is expected that the consummation of the Merger will occur as soon as practicable after the satisfaction of all such conditions.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number           Description of Exhibit
-------          ----------------------

99.1 Agreement and Plan of Merger among Medarex, Inc., Medarex Acquisition Corp. and Houston Biotechnology Incorporated dated December 18, 1996, together with the exhibits thereto.

99.2 Convertible Note dated December 18, 1996 executed by Houston Biotechnology Incorporated in favor of Medarex, Inc.

99.3 License Agreement effective December 18, 1996 between Houston Biotechnology Incorporated and Medarex, Inc.

99.4 Escrow Agreement dated as of December 18, 1996 among Houston Biotechnology Incorporated, Medarex, Inc. and Satterlee Stephens Burke & Burke LLP, as escrow agent.

                                       3
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEDAREX, INC.
                                      Registrant


Date:  December 30, 1996      By:  /s/ Michael A. Appelbaum
                                 --------------------------------------
                                         Michael A. Appelbaum
                                         Senior Vice President - Finance
                                         and Administration, Secretary,
                                         Treasurer and Chief Financial
                                         Officer


                                       4
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                          Page
Number                         Description                       Number
---------  ----------------------------------------------------  ------
  99.1     Agreement and Plan of Merger among Medarex, Inc.,
           Medarex Acquisition Corp. and Houston Biotechnology
           Incorporated dated December 18, 1996, together with the exhibits thereto.
  99.2 Convertible Note dated December 18, 1996 executed by Houston Biotechnology Incorporated in favor of Medarex, Inc.
  99.3 License Agreement effective December 18, 1996 between Houston Biotechnology Incorporated and
           Medarex, Inc.
  99.4 Escrow Agreement dated as of December 18, 1996 among Houston Biotechnology Incorporated, Medarex,
           Inc. and Satterlee Stephens Burke & Burke LLP, as escrow agent.

                                       5